Exhibit 99.2

PRELIMINARY PROXY CARD

PRELIMINARY PROXY CARD

SPECIAL MEETING OF STOCKHOLDERS OF MOTRICITY, INC. April 9, 2013 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.motricity.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Proposal to approve an agreement and plan of reorganization pursuant to in which Motricity will become a wholly owned subsidiary of Voltari Corporation, a newly formed holding company (“Voltari”), each outstanding share of common stock of Motricity will be exchanged for one share of common stock of Voltari, each outstanding share of preferred stock of Motricity will be exchanged for one share of preferred stock of Voltari, each outstanding warrant to purchase shares of common stock of Motricity will be exchanged for a warrant to purchase an equivalent number of shares of Voltari common stock, each option to purchase shares of common stock of Motricity will be assumed by Voltari and become exercisable for an equivalent number of shares of Voltari common stock and each share of common stock of Voltari will be subject to certain transfer restrictions that would prohibit transfers having the effect of increasing the ownership of Voltari common stock by (i) any person from less than 5% to 5% or more or (ii) any person owning or deemed to own 5% of more of Voltari’s common stock (the “Reorganization”). 2. Proposal to approve an amendment to Voltari’s certificate of incorporation to effect a reverse split of Voltari’s outstanding common stock, to be implemented by the board of directors of Voltari if it determines that a reverse stock split is appropriate to regain compliance with the minimum bid requirements of the NASDAQ stock market listing standards, if the Reorganization is approved and consummated. 3. Proposal to approve an amendment to Motricity’s restated certificate of incorporation to effect a reverse split of Motricity’s outstanding common stock, to be implemented by the board of directors of Motricity if it determines that a reverse stock split is appropriate to regain compliance with the minimum bid requirements of the NASDAQ stock market listing standards, if the Reorganization is not approved or approved but not consummated. 4. Proposal to approve an amendment to Motricity’s restated certificate of incorporation to change the Company’s name from Motricity, Inc. to Voltari Corporation, if the Reorganization is not approved or approved but not consummated. The Board of Directors recommends a vote “FOR” PURPOSALS 1,2,3 and 4. FOR AGAINST ABSTAIN PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 00030000030030030000 9 040913 Said attorneys and proxies, or their substitutes (or if only one, that one), at said meeting, or any adjournments or postponements thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked. Receipt is acknowledged of the Notice of Special Meeting of Stockholders, and the Proxy Statement accompanying such Notice. Note: The transaction of such other business as may properly come before the special meeting and any adjournments thereof.

PRELIMINARY PROXY CARD

PRELIMINARY PROXY CARD

MOTRICITY, INC. PROXY Special Meeting of Stockholders April 9, 2013 (Solicited on Behalf of the Board of Directors) The undersigned common stockholder of Motricity, Inc. hereby appoints each of Nathan Fong and Richard Sadowsky as the attorney and proxy of the undersigned, with full power of substitution and revocation, to represent and vote on behalf of the undersigned all of the shares of common stock of the Company that the undersigned is entitled in any capacity to vote if personally present at the Special Meeting of Stockholders to be held at the offices of Brown Rudnick LLP, Seven Times Square, New York, NY, 10036, on Tuesday, April 9, 2013 at 2:00 p.m. Eastern Daylight Time, and at any postponements or adjournments thereof. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY HOLDER(S) AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF STOCKHOLDERS AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF (Continued and to be signed on the reverse side.) 14475